Aug. 19, 2020
PIMCO Funds
Supplement dated August 19, 2020 to the Tax-Efficient Strategy Funds Prospectus dated July 31, 2020, as supplemented from time to time (the "Prospectus")
Disclosure Related to the PIMCO Municipal Bond Fund (the "Fund")
Effective September 18, 2020, the first two sentences of the second paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in the Prospectus are deleted and replaced with the following:
The Fund may invest up to 20% of its net assets in U.S. Government Securities and/or money market instruments. The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax.